UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 11, 2010

CHYRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

(e)           Effective June 11, 2010, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Chyron Corporation (the "Company") amended the Employment Agreement and the Change-in-Control Agreement, both dated September 19, 2008, for the Company's President and Chief Executive Officer, Mr. Michael Wellesley-Wesley, and the Change-in-Control Agreement dated October 27, 2007 for the Company's Senior Vice President and Chief Financial Officer, Mr. Jerry Kieliszak, each of which is attached hereto as Exhibits 10.4, 10.1 and 10.2, respectively, and incorporated herein by this reference.  The Compensation Committee also approved a new Change-in-Control Agreement for Kevin Prince, the Company's Senior Vice President and Chief Operating Officer that supersedes his previous Change-in-Control Agreement dated October 26, 2007 and is attached hereto as Exhibit 10.3 and incorporated herein by this reference.  Prior to the amendments to Messrs. Wellesley-Wesley's and Kieliszak's agreements, and the revision in Mr. Prince's agreement, the agreements provided that the vesting of each individual's stock option awards would accelerate upon a termination without cause or for good reason if the termination is related to a change in control.  The amendments to Messrs. Wellesley-Wesley's and Kieliszak's agreements, and the revision in Mr. Prince's agreement, expand the types of unvested stock-based awards that would vest from stock option awards to any stock-based award granted under the Company's 1999 Incentive Compensation Plan, 2008 Long-Term Incentive Plan or any other such incentive compensation plan adopted by the Company.  The reason for the amendments and revision is to provide greater flexibility to the Compensation Committee in the type of equity awards it grants to these individuals.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	First Amendment to Change-in-Control Agreement between Chyron Corporation and Michael Wellesley-Wesley, dated June 11, 2010.
10.2	First Amendment to Change-in-Control Agreement between Chyron Corporation and Jerry Kieliszak, dated June 11, 2010.
10.3	Change-in-Control Agreement between Chyron Corporation and Kevin Prince, dated June 11, 2010.
10.4	First Amendment to Employment Agreement between Chyron Corporation and Michael Wellesley-Wesley, dated June 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Date: June 14, 2010

Index to Exhibits:

Exhibit No.	Description

10.1	First Amendment to Change-in-Control Agreement between Chyron Corporation and Michael Wellesley-Wesley, dated June 11, 2010.
10.2	First Amendment to Change-in-Control Agreement between Chyron Corporation and Jerry Kieliszak, dated June 11, 2010.
10.3	Change-in-Control Agreement between Chyron Corporation and Kevin Prince, dated June 11, 2010.
10.4	First Amendment to Employment Agreement between Chyron Corporation and Michael Wellesley-Wesley, dated June 11, 2010.